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                                   EXHIBIT 23





                                   CONSENT OF




                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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                                   EXHIBIT 23


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 33-10148,
No. 33-24117, No. 33-47239 and No. 33-75868) and the Registration Statements on Form S-8 (No. 33-42223, No. 33-42224, No. 33-05219, No. 33-60795 and
No. 33-65069) of NABI and its subsidiaries (formerly North American Biologicals, Inc.) of our report dated February 27, 1996, appearing in this Form 10-K.


PRICE WATERHOUSE LLP


Miami, Florida
March 28, 1996